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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2001

                            iPrint Technologies, inc.
             (Exact name of registrant as specified in its charter)



           Delaware                        0-29733               77-0436465
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


            3073 Corvin Drive
         Santa Clara, California                                    95051
(Address of principal executive offices)                          (Zip Code)

                                 (650) 298-8500
              (Registrant's telephone number, including area code)

                               1475 Veterans Blvd.
                             Redwood City, CA 94063
          (Former name or former address, if changed since last report)





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Item 2. Acquisition or Disposition of Assets.

On October 31, 2001, iPrint Technologies, inc. ("iPrint") completed its merger with Wood Alliance, Inc. ("Wood") through the merger of Metal Combination Corp., a wholly-owned subsidiary formed by iPrint for the purpose of effecting the merger, with and into Wood. As a result of the merger, Wood became a wholly-owned subsidiary of iPrint. Wood is one of the leading promotional merchandise marketing companies serving the business market.

In connection with the merger, iPrint will issue up to an aggregate of approximately 32,127,377 shares of common stock in exchange for shares of Wood common stock outstanding immediately prior to the merger. Each outstanding share of Wood common stock has been converted into the right to receive 0.86 shares of iPrint common, as adjusted for any stock splits, combinations, stock dividends and the like. Options to purchase Wood common stock outstanding at the effective time of the merger were assumed by iPrint and will continue to have the same terms and conditions that were applicable prior to the merger, except that (i) each Wood stock option will be exercisable for shares of iPrint common stock, and the number of shares of iPrint issuable upon exercise of any assumed option will be determined by multiplying 0.86 by the number of shares of Wood common stock underlying the options, as adjusted for any stock splits, combinations, stock dividends and the like, and (ii) the per share exercise price of each assumed Wood stock option will be determined by dividing the exercise price in effect prior to the merger by 0.86, as adjusted for any stock splits, combinations, stock dividends and the like.

Upon the closing of the merger, certificates representing 18% of each Wood shareholder's pro rata portion of the iPrint common stock issued in the merger were placed into an escrow with U.S. Bank Trust, National Association for the purpose of securing the indemnification obligations of the Wood shareholders under the reorganization agreement and the procedures specified in the escrow agreement.

The acquisition of Wood was structured as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code and has been accounted for under the "purchase" method of accounting.

The preceding discussion is qualified in its entirety by the Amended and Restated Agreement and Plan of Reorganization by and among iPrint, Metal Combination Corp., Wood, and, with respect to Article VIII and X, James Childers, as shareholders representative, which is attached as Exhibit 2.1 to this report and incorporated by reference herein.

Item 5. Other Events

On November 1, 2001, iPrint and Wood entered into a Revolving Loan and Security Agreement (the "Agreement") with Comerica Bank-California ("Comerica"), pursuant to which Comerica will make loan advances from time to time in the amounts requested by iPrint and Wood up to an amount equal to the lesser of (i) $10,000,000 less outstanding letters of credit or (ii) the borrowing base less outstanding letters of credit (the "Loans"). The borrowing base is

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equal to 80% of the net amount of eligible accounts receivable plus 50% of inventory, provided, however that the Loans made against inventory shall not exceed $2,000,000. Comerica will issue letters of credit under the terms of the Agreement in an aggregate amount not to exceed $1,000,000. The proceeds of the Loans shall be used for working capital. The Loans will bear interest (i) if quarterly EBITDA is negative, at a floating rate per annum equal to Comerica's announced base interest rate plus 0.50%, and (ii) if quarterly EBITDA is positive, at the option of iPrint and Wood (a) at a floating rate per annum equal to Comerica's announced base interest rate or (b) LIBOR plus 275 basis points. Pursuant to the Agreement, iPrint and Wood must maintain a minimum $2,000,000 cash balance in a designated account and are bound by certain financial covenants. The Loans terminate on the earlier of acceleration of the obligations for any reason under the terms of the Agreement or the date on which Comerica elects to terminate the Agreement pursuant to its terms. iPrint and Wood shall pay to Comerica an annual fee equal to one-half of one percent (0.50%) of the maximum amount of the Loans. Comerica has a senior security interest in accounts receivable and inventory and the proceeds thereof.

The preceding discussion is qualified in its entirety by the Revolving Loan and Security Agreement, which is attached as Exhibit 10.1 to this report and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     The historical financial statements of Wood have been previously filed on iPrint's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 26, 2001 (File No. 333-68898).

(b)  Pro forma financial information.

     The pro forma financial information has been previously filed on iPrint's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on September 26, 2001 (File No. 333-68898).

(c)  Exhibits

2.1 Amended and Restated Agreement and Plan of Reorganization, dated as of August 30, 2001, by and among iPrint Technologies, inc., Metal Combination Corp., Wood Alliance, Inc., and, with respect to Article VIII and Article X only, James D. Childers.(1)

10.1 Revolving Loan and Security Agreement by and among iPrint Technologies, inc., Wood Alliance, S.P. Inc. and Comerica Bank-California, dated as of November 1, 2001.

---------------
(1) Incorporated by reference to the exhibit previously filed as an exhibit to iPrint Technologies, inc.'s Registration Statement on Form S-4 filed on September 26, 2001 (File No. 333-68898).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                iPrint Technologies, inc.


Date:  November 13, 2001                        By: /s/ Robyn R. Cerutti
                                                   ---------------------
                                                      Robyn R. Cerutti
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
   2.1         Amended and Restated Agreement and Plan of Reorganization, dated as of August 30, 2001, by and among iPrint Technologies, inc., Metal Combination Corp., Wood Alliance, Inc., and, with respect to Article VIII and Article X only, James D. Childers.(1)

  10.1 Revolving Loan and Security Agreement by and among iPrint Technologies, inc., Wood Alliance, S.P. Inc. and Comerica Bank-California, dated as of November 1, 2001.

----------------------
(1) Incorporated by reference to the exhibit previously filed as an exhibit to iPrint Technologies, inc.'s Registration Statement on Form S-4 filed on September 26, 2001 (File No. 333-68898).